                                                                 Exhibit (a)(26)


                                 THE GALAXY FUND
                        (A Massachusetts Business Trust)

                     CERTIFICATE OF CLASSIFICATION OF SHARES


            I, W. Bruce McConnel, III, do hereby certify as follows:

          (1) That I am the duly elected Secretary of The Galaxy Fund ("Galaxy" of the "Trust");

          (2) That in such capacity I have examined the records of actions taken by the Board of Trustees of the Trust pursuant to a written consent dated July 11, 2002;

          (3) That the following resolutions were duly adopted by the Board of Trustees of the Trust pursuant to said written consent:

         CLASSIFICATION, REGISTRATION AND ISSUANCE OF SHARES OF THE NEW JERSEY MUNICIPAL MONEY MARKET FUND, FLORIDA MUNICIPAL MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND AND TWO ADDITIONAL SERIES OF SHARES OF THE INSTITUTIONAL GOVERNMENT MONEY MARKET FUND.

         a. CLASSIFICATION OF TWO SERIES OF CLASS UU SHARES REPRESENTING INTERESTS IN THE NEW JERSEY MUNICIPAL MONEY MARKET FUND (RETAIL A SHARES AND PRIME SHARES).

                           RESOLVED, that pursuant to Section 5.1 of Galaxy's
                  Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class UU shares, consisting of two separate series of shares of beneficial interest designated as Class UU - Series 1 shares and Class UU - Series 2 shares, both series representing interests in the New Jersey Municipal Money Market Fund;

                           FURTHER RESOLVED, that all consideration received by
                  Galaxy for the issue or sale of Class UU - Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class UU - Series 2 shares and any other shares of beneficial interest in Galaxy hereafter designated as Class UU shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class UU shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class UU - Series 1 share and Class UU - Series 2 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each Class UU - Series 1 share
                  and Class UU - Series 2 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class UU shares (irrespective of series designation); and

                           FURTHER RESOLVED, that each Class UU - Series 1 share
                  and each Class UU - Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class UU share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class UU shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class UU shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

                           (a) only Class UU - Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class UU - Series 1, as well as any other expenses and liabilities directly attributable to Class UU - Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                           (b) only Class UU - Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class UU - Series 2, as well as any other expenses and liabilities directly attributable to Class UU - Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                           (c) Class UU - Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class UU shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class UU other than Class UU - Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (d) Class UU - Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class UU shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class UU other than Class UU - Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (e)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class UU - Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class UU - Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class UU - Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class UU - Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class UU - Series 1 shares; and

                           (f)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class UU - Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class UU - Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class UU - Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class UU - Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class UU - Series 2 shares; and

                           (g)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class UU - Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class UU - Series 1 shares, such shares shall be entitled to vote, and in such case, Class UU - Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                           (h)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class UU - Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class UU - Series 2 shares, such shares shall be entitled to vote, and in such case, Class UU - Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

         b. CLASSIFICATION OF TWO SERIES OF CLASS VV SHARES REPRESENTING INTERESTS IN THE FLORIDA MUNICIPAL MONEY MARKET FUND (RETAIL A SHARES AND PRIME SHARES).

                           RESOLVED, that pursuant to Section 5.1 of Galaxy's
                  Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class VV shares, consisting of two separate series of shares of beneficial interest designated as Class VV - Series 1 shares and Class VV - Series 2 shares, both series representing interests in the Florida Municipal Money Market Fund;

                           FURTHER RESOLVED, that all consideration received by
                  Galaxy for the issue or sale of Class VV - Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class VV - Series 2 shares and any other shares of beneficial interest in Galaxy hereafter designated as Class VV shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class VV shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class VV - Series 1 share and Class VV - Series 2 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each Class VV - Series 1 share
                  and Class VV - Series 2 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class VV shares (irrespective of series designation); and

                           FURTHER RESOLVED, that each Class VV - Series 1 share
                  and each Class VV - Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class VV share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class VV shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class VV shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

                           (a) only Class VV - Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class VV - Series 1, as well as any other expenses and liabilities directly attributable to Class VV - Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                           (b) only Class VV - Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class VV - Series 2, as well as any other expenses and liabilities directly attributable to Class VV - Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                           (c) Class VV - Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class VV shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class VV other than Class VV - Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

(d) Class VV - Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class VV shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class VV other than Class VV - Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (e)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class VV - Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class VV - Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class VV - Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class VV - Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class VV - Series 1 shares; and

                           (f)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class VV - Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class VV - Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class VV - Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class VV - Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class VV - Series 2 shares; and

                           (g)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class VV - Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class VV - Series 1 shares, such shares shall be entitled to vote, and in such case, Class VV - Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                           (h)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class VV - Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class VV - Series 2 shares, such shares shall be entitled to vote, and in such case, Class VV - Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

         c. CLASSIFICATION OF THREE SERIES OF CLASS WW SHARES REPRESENTING INTERESTS IN THE INSTITUTIONAL PRIME MONEY MARKET FUND (CLASS I SHARES, CLASS II SHARES AND CLASS III SHARES).

                           RESOLVED, that pursuant to Section 5.1 of Galaxy's
                  Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into a new class of shares denominated as Class WW shares, consisting of three separate series of shares of beneficial interest designated as Class WW - Series 1, Class WW - Series 2 and Class WW - Series 3, each series representing interests in the Institutional Prime Money Market Fund;

                           FURTHER RESOLVED, that all consideration received by
                  Galaxy for the issue or sale of Class WW - Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class WW -

                  Series 2 shares and Class WW - Series 3 shares and any other shares of beneficial interest in Galaxy now or hereafter designated as Class WW shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class WW shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class WW - Series 1 share, Class WW - Series 2 share and Class WW - Series 3 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each Class WW - Series 1
                  share, Class WW - Series 2 share and Class WW - Series 3 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class WW shares (irrespective of series designation); and

                           FURTHER RESOLVED, that each Class WW - Series 1
                  share, each Class WW - Series 2 share and each Class WW - Series 3 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class WW share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class WW shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class WW shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

                           (a) only Class WW - Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class WW - Series 1, as well as any other expenses and liabilities directly attributable to Class WW - Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                           (b) only Class WW - Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class WW - Series 2, as well as any other expenses and liabilities directly attributable to Class WW - Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                           (c) only Class WW - Series 3 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class WW - Series 3, as well as any other expenses and liabilities directly attributable to Class WW - Series 3 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                           (d) Class WW - Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class WW shares other than shares of its Series 1, as well as any other expenses and liabilities directly attributable to shares of Class WW other than Class WW - Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (e) Class WW - Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class WW shares other than shares of its Series 2, as well as any other expenses and liabilities directly attributable to shares of Class WW other than Class WW - Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (f) Class WW - Series 3 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class WW shares other than shares of its Series 3, as well as any other expenses and liabilities directly attributable to shares of Class WW other than Class WW - Series 3 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (g)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class WW - Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class WW - Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class WW - Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class WW - Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class WW - Series 1 shares; and

                           (h)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class WW - Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class WW - Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class WW - Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class WW - Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class WW - Series 2 shares; and

                           (i)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class WW - Series 3 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class WW - Series 3 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class WW - Series 3 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and (ii) if said matter does not affect Class WW - Series 3 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class WW - Series 3 shares; and

                           (j)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (b) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class WW - Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class WW - Series 1 shares, such shares shall be entitled to vote, and in such case, Class WW - Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                           (k)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (a) or clause (c) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class WW - Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class WW - Series 2 shares, such shares shall be entitled to vote, and in such case, Class WW - Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                           (l)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (a) or clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class WW - Series 3 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class WW - Series 3 shares, such shares shall be entitled to vote, and in such case, Class WW - Series 3 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

         d. CLASSIFICATION OF TWO ADDITIONAL SERIES OF CLASS S SHARES REPRESENTING INTERESTS IN THE INSTITUTIONAL GOVERNMENT MONEY MARKET FUND (CLASS II SHARES AND CLASS III SHARES).

                           RESOLVED, that pursuant to Section 5.1 of Galaxy's
                  Declaration of Trust, an unlimited number of authorized and unissued shares of beneficial interest in Galaxy be, and hereby are, classified into two additional separate series of shares which shall be designated Class S - Special Series 1 and Class S -

                  Special Series 2, both series representing interests in the Institutional Government Money Market Fund;

                           FURTHER RESOLVED, that all consideration received by
                  Galaxy for the issue or sale of Class S - Special Series 1 shares shall be invested and reinvested with the consideration received by Galaxy for the issue and sale of Class S- Special Series 2 shares and any other shares of beneficial interest in Galaxy now or hereafter designated as Class S shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Galaxy allocated to Class S shares (irrespective of series designation) by the Board of Trustees in accordance with Galaxy's Declaration of Trust, and each Class S - Special Series 1 share and Class S - Special Series 2 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each Class S - Special Series
                  1 share and Class S - Special Series 2 share newly classified hereby shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption accorded shares of beneficial interest in Galaxy now or hereinafter designated as Class S shares (irrespective of series designation); and

                           FURTHER RESOLVED, that each Class S - Special Series
                  1 share and each Class S - Special Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Galaxy now or hereafter designated as a Class S share (irrespective of whether said share has been designated as part of a series of said class and, if so designated, irrespective of the particular series designation) with the expenses and liabilities of Galaxy in respect of Class S shares (irrespective of series designation) and in respect of any general expenses and liabilities of Galaxy allocated to Class S shares by the Board of Trustees in accordance with Galaxy's Declaration of Trust; PROVIDED, HOWEVER, that to the extent permitted by rule or order of the Securities and Exchange Commission and as the Board of Trustees may from time to time determine:

                           (a) only Class S - Special Series 1 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class S - Special Series 1, as well as any other expenses and liabilities directly attributable to Class S - Special Series 1 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                           (b) only Class S - Special Series 2 shares shall bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services exclusively with respect to shares of Class S - Special Series 2, as well as any other expenses and liabilities directly attributable to Class S - Special Series 2 shares which the Board of Trustees determines should be borne solely by shares of such Series;

                           (c) Class S - Special Series 1 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class S shares other than shares of its Special Series 1, as well as any other expenses and liabilities directly attributable to shares of Class S other than Class S - Special Series 1 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (d) Class S - Special Series 2 shares shall not bear the expenses and liabilities relating to any agreements or arrangements entered into by or on behalf of Galaxy pursuant to which an organization or other person agrees to provide services with respect to Class S shares other than shares of its Special Series 2, as well as any other expenses and liabilities directly attributable to shares of Class S other than Class S - Special Series 2 shares which the Board of Trustees determines should be borne exclusively by such other shares;

                           (e)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class S - Special Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class S - Special Series 1 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class S - Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and
                           (ii) if said matter does not affect Class S - Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class S - Special Series 1 shares; and

                           (f)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, only Class S - Special Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Galaxy other than Class S - Special Series 2 shares, such other affected shares in Galaxy shall also be entitled to vote and, in such case, Class S - Special Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Galaxy; and
                           (ii) if said matter does not affect Class S - Special Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Galaxy other than Class S - Special Series 2 shares; and

                           (g)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class S - Special Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class S - Special Series 1 shares, such shares shall be entitled to vote, and in such case, Class S - Special Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                           (h)      on any matter that pertains to the
                           agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Galaxy relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Galaxy, Class S - Special Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Galaxy, and except that if said matter affects Class S - Special Series 2 shares, such shares shall be entitled to vote, and in such case, Class S - Special Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Galaxy voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

         e.       APPROVAL OF FILING OF POST-EFFECTIVE AMENDMENT NO. 58.

                           RESOLVED, that in accordance with the resolutions
                  previously adopted by this Board, the officers of Galaxy be, and each of them hereby is, authorized in the name and on behalf of Galaxy to execute and cause to be filed with the Securities and Exchange Commission Post-Effective Amendment No. 58 to Galaxy's Registration Statement on Form N-1A in such form as the officer or officers executing the same may, with the advice of counsel to Galaxy, approve as necessary or desirable, such approval to be conclusively evidenced by his or their execution thereof;

                           FURTHER RESOLVED, that W. Bruce McConnel, III be, and
                  hereby is, redesignated to act on behalf of Galaxy as its agent for service of process for matters relating to said Registration Statement with the powers enumerated in Rule 478 of the Rules and Regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended;

                           FURTHER RESOLVED, that the offices of Galaxy be, and
                  each of them hereby is, authorized to execute and file all such instruments and documents, make all such payments and do all such other acts as they may deem necessary or desirable and appropriate in order to effect the filing of said Post-Effective Amendment No. 58 to said Registration Statement and to cause the same to become effective; and

                           FURTHER RESOLVED, that the trustees and officers of
                  Galaxy who may be required to execute any amendments to Galaxy's Registration Statement be, and each of them hereby is, authorized to execute a power of attorney appointing John
                  T. O'Neill and W. Bruce McConnel, III, and either of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as trustee or officer, or both, of Galaxy any and all amendments to the Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have the power to act thereunder with or without the other of said attorneys and shall have full power of substitution and resubstitution; and to do in the name and on behalf of said trustees and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said officers or trustees, or any or all of them, might or could do in person, said acts of said attorneys, or either of them, being hereby ratified and approved.

         f.       BLUE SKY FILINGS.

                           RESOLVED, that the officers of Galaxy be, and each of
                  them hereby is, authorized and directed in the name and on behalf of Galaxy to take any and all action which they or any of them may deem necessary or advisable in order to obtain a permit, register or qualify Class UU - Series 1 shares, Class UU - Series 2 shares, Class VV - Series 1 shares, Class VV - Series 2 shares, Class WW - Series 1 shares, Class WW - Series 2 shares, Class WW - Series 3 shares, Class S - Special Series 1 shares and Class S - Special Series 2 shares for issuance and sale, or to request an exemption from registration of such shares, or to register or obtain a license for Galaxy as a dealer or broker under the securities laws of such of the states of the United States of America or other jurisdictions, including Canada, that such officers or any of them may deem advisable, and in connection with such registrations, permits, licenses, qualifications and exemptions, to execute, acknowledge, verify, deliver, file, and publish all such applications, reports, issuer's covenants, resolutions, irrevocable consents to service of process, powers of attorney, and other papers and instruments as may be required under such laws or may be deemed by such officers or any of them to be useful or advisable to be filed thereunder; and that the Board of Trustees hereby adopts the form of any and all resolutions required by any such state authority in connection with any such applications, reports, issuers' covenants, irrevocable consents to service of process, powers of attorney, and other papers and instruments if (1) in the opinion of the officer of Galaxy so acting, the adoption of such resolutions is necessary or desirable and appropriate, and (2) the Secretary of Galaxy evidences such adoption by filing with this resolution copies of such other resolutions, which shall thereupon be deemed to be adopted by the Board of Trustees; and that the officers of Galaxy be, and each hereby is, authorized and directed to take any and all further action which they or any of them may deem necessary or advisable in order to maintain such registrations, permits, licenses, qualifications and exemptions in effect for as long as they or any of them may deem it to be in the best interest of Galaxy.

         g.       AUTHORIZATION OF ISSUANCE OF SHARES TO INITIAL
                  SHAREHOLDER/SUBMISSION OF CERTAIN MATTERS TO INITIAL SHAREHOLDER.

                           RESOLVED, that the appropriate officers of Galaxy be,
                  and each of them hereby is, authorized to issue ten (10) Class UU - Series 1 shares and ten (10) Class UU - Series 2 shares of Galaxy's New Jersey Municipal Money Market Fund to Liberty Funds Distributor, Inc., in consideration of the payment of $1.00 per share;

                           FURTHER RESOLVED, that the appropriate officers of
                  Galaxy be, and each of them hereby is, authorized to issue ten
                  (10) Class VV - Series 1 shares and ten (10) Class VV - Series 2 shares of Galaxy's Florida Municipal Money Market Fund to Liberty Funds Distributor, Inc., in consideration of the payment of $1.00 per share;

                           FURTHER RESOLVED, that the appropriate officers of
                  Galaxy be, and each of them hereby is, authorized to issue ten
                  (10) Class WW - Series 1 shares, ten (10) Class WW - Series 2 shares and ten (10) Class WW - Series 3 shares of Galaxy's Institutional Prime Money Market Fund to Liberty Funds Distributor, Inc., in consideration of the payment of $1.00 per share;

                           FURTHER RESOLVED, that such shares, when so issued in
                  accordance with the foregoing resolutions, shall be validly issued, fully paid and non-assessable by Galaxy; and

                           FURTHER RESOLVED, that an Addendum to the existing
                  Advisory Agreement between Galaxy and Fleet Investment Advisors Inc., the selection of Ernst & Young LLP as independent accountants for Galaxy's New Jersey Municipal Money Market Fund, Florida Municipal Money Market Fund and Institutional Prime Money Market Fund for the fiscal year ending October 31, 2002, and such other matters as counsel to Galaxy may deem necessary or appropriate, be submitted for approval by Liberty Funds Distributor, Inc. as the initial shareholder of Galaxy's New Jersey Municipal Money Market Fund, Florida Municipal Money Market Fund and Institutional Prime Money Market Fund.

         h.       AUTHORIZATION OF ISSUANCE OF SHARES IN A PUBLIC OFFERING.

                           RESOLVED, that the officers of Galaxy be, and each of
                  them hereby is, authorized, at any time after the effective date and time of the Post-Effective Amendment to Galaxy's Registration Statement relating to Class UU - Series 1 shares, Class UU - Series 2 shares, Class VV - Series 1 shares, Class VV - Series 2 shares, Class WW - Series 1 shares, Class WW - Series 2 shares, Class WW - Series 3 shares, Class S - Special Series 1 shares and Class S - Special Series 2 shares of the New Jersey Municipal Money Market Fund, Florida Municipal Money Market Fund, Institutional Prime Money Market Fund and Institutional Government Money Market Fund, respectively, to issue and redeem from time to time such shares in accordance with Galaxy's Registration Statement under the Securities Act of 1933, as the same may from time to time be amended, and the requirements of Galaxy's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such Registration Statement, shall be validly issued, fully paid and non-assessable by Galaxy.

         i.       NO SHARE CERTIFICATES.

                           RESOLVED, that until changed by resolution of this
                  Board, Class UU - Series 1 shares, Class UU - Series 2 shares, Class VV - Series 1 shares, Class VV - Series 2 shares, Class WW - Series 1 shares, Class WW - Series 2 shares, Class WW - Series 3 shares, Class S - Special Series 1 shares and Class S
                  - Special Series 2 shares of the New Jersey Municipal Money Market Fund, Florida Municipal Money Market Fund, Institutional Prime Money Market Fund and Institutional Government Money Market Fund, respectively, shall be issued in uncertificated form.

                  (4) That the foregoing resolutions remain in full force and effect on the date hereof.


                                                     /s/ W. Bruce McConnell, III
                                                     ---------------------------
                                                     W. Bruce McConnel, III
                                                     Secretary

Dated:  July 11, 2002

Subscribed and sworn to before
me this 11th day of July, 2002

/s/Dorthea A. Natale
--------------------
Dorthea A. Natale
Notary Public